Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].
Ingevity Corporation
Form of Restricted Stock Unit Award for U.S. Employees (first used in 2024)
Restricted Stock Unit Awards
(Performance-Based)
Terms and Conditions
1.Terms and Conditions: This grant of performance-based Restricted Stock Units is made under the Ingevity Corporation 2016 Omnibus Incentive Plan, (the “Plan”), and is subject in all respects to the terms of the Plan. All terms of the Plan are hereby incorporated into these terms and conditions (the “Terms and Conditions”) by reference. In the event of a conflict between one or more provisions of these Terms and Conditions and one or more provisions of the Plan, the provisions of the Plan shall govern; provided that the terms of any individual written Agreement entered into by the Company and the Grantee approved by the Committee shall supersede these Terms and Conditions so long as consistent with the Plan. Each capitalized term not defined herein has the meaning assigned to such term in the Plan.
2.Confirmation of Grant: Effective as of _____________ (the “Award Date”), Ingevity Corporation (the “Company”) granted the individual whose name is set forth in the notice of grant (the “Grantee”) performance-based Restricted Stock Units with respect to a specified number of shares of Common Stock as set forth in the Grantee’s notice of grant (the “PSUs”). By accepting the PSUs, the Grantee acknowledges and agrees that the PSUs are subject to these Terms and Conditions and the terms of the Plan.
3.Stockholder Rights:
a.The Grantee will not have any stockholder rights or privileges (including voting rights) with respect to the shares of Common Stock subject to the PSUs until such shares of Common Stock are actually issued and registered in the Grantee’s name in the Company’s books and records.
b.However, if the Company declares a cash dividend on its shares of Common Stock, on the payment date of the dividend, the Grantee shall be credited with dividend equivalents equal to the amount of such cash dividend per share of Common Stock multiplied by the number of shares of Common Stock subject to the PSUs. The dividend equivalents will be subject to the same terms regarding vesting and forfeiture as the PSUs and will be paid in cash at the time(s) that the corresponding shares of Common Stock associated with the PSUs are delivered (or forfeited at the time that the PSUs are forfeited). Such cash payment will be subject to withholding for applicable taxes.
4.Automatic Forfeiture: The PSUs will automatically be forfeited and all rights of the Grantee to the PSUs shall terminate under the following circumstances:
a.Employment of the Grantee is terminated for Cause.
b.The Grantee breaches any confidentiality, non-solicitation or non-competition covenant set forth on the attached Exhibit B or in any restrictive covenants agreement between the Grantee and the Company or an affiliate.
c.The Committee requires recoupment of the PSUs in accordance with any recoupment policy adopted or amended by the Company from time to time.
5.Restrictive Covenants: By accepting the PSUs, the Grantee agrees to comply with the confidentiality, non-solicitation and non-competition covenants set forth on the attached Exhibit B. If the Grantee has a written restrictive covenants agreement with the Company or an affiliate, the Grantee also agrees to continue to comply with the obligations under such restrictive covenants agreement as a condition of grant of the PSUs.
6.Transferability: The PSUs shall not be sold, transferred, assigned, pledged or otherwise encumbered or disposed.
7.Determination of Earned PSUs: Subject to the remainder of the terms and conditions of this Award, the Grantee shall (a) earn, and become eligible to become vested in, the PSUs based on the attainment of the performance goals set forth on the attached Exhibit A (the “Performance Goals”) during the period (the “Performance Period”), provided the Grantee continues to be employed by the Company through the date, following the end of the Performance Period, that the Committee certifies that the Performance Goals have been attained (such number of PSUs, if any, the “Earned PSUs”), and (b) on the Vesting Date (as defined below), become vested in the Earned PSUs. At the end of the Performance Period, the Committee shall determine whether and to what extent the Performance Goals have been met, shall certify attainment of the Performance Goals and shall authorize the settlement of PSU Awards consistent with the

Exhibit 10.1

achievement of the Performance Goals upon the Vesting Date, provided that the number of Earned PSUs certified by the Committee at the end of the Performance Period shall be subject to adjustment based on the TSR Modifier (as defined in the attached Exhibit A). In the event that the Performance Goals have not been met, the PSUs shall automatically be forfeited and all rights of the Grantee to the PSUs shall terminate. Except as otherwise provided below, if the Grantee terminates employment prior to the Vesting Date, the PSUs shall be cancelled and all rights of the Grantee to the PSU Award shall terminate.
8.Vesting Date: The Earned PSUs shall vest (if at all) upon the third anniversary of the Award Date (the “Vesting Date”), provided that, except as otherwise provided below, the Grantee continues to be employed by the Company through the Vesting Date. The settlement of the Earned PSUs shall take place as soon as practicable after the Vesting Date.
9.Termination of Employment: If, following the first anniversary of the Award Date and prior to the Vesting Date, (i) the Grantee’s employment is terminated by reason of death or Disability (as defined below), (ii) the Grantee’s employment is terminated by the Grantee, absent Cause or other circumstances outlined in (Section 4), upon or following the date the Grantee reaches Retirement Age (as defined below) or (iii) the Grantee’s employment is involuntarily terminated without Cause or other circumstances outlined in (Section 4), the Grantee shall vest in a pro rata portion of the Earned PSUs based on the achievement of the Performance Goals as certified by the Committee following the end of the Performance Period as adjusted by the TSR Modifier, if applicable. The pro rata portion of the Earned PSUs that vest shall be determined by multiplying the number of PSUs earned based on attainment of the Performance Goals as adjusted by the TSR Modifier, by a fraction, the numerator of which is the number of completed full months from the Award Date to the date of the Grantee’s termination of employment and the denominator of which is 36.
The vested PSUs shall be settled as described in Section 10 below. For purposes of this Award:
a.“Retirement Age” means on or after age 55 (with 20 years of service) or [for non-grandfathered participants: age 65 (with 5 years of service)] [for grandfathered participants: age 65]; and
b.“Disability” means permanently and totally disabled under the terms of the Company’s qualified retirement plans.
10.Leave of Absence: In the event that the Grantee is on an approved leave of absence, the Grantee’s PSUs shall continue to vest in accordance with these terms during his or her leave of absence, subject to the Committee’s discretion.
11.Settlement: The PSUs shall be settled by delivery of one share of Common Stock for each PSU earned based on the achievement of Performance Goals during the Performance Period, as adjusted by the TSR Modifier, if applicable. The PSUs shall be settled as soon as practicable after the Vesting Date. Notwithstanding the foregoing, to the extent that the PSUs are subject to Section 409A of the Internal Revenue Code, all such payments shall be made in compliance with the requirements of Section 409A of the Internal Revenue Code.
12.Change of Control: In the event of a Change in Control, Section 14 of the Plan shall apply and Section 14 of the Plan shall supersede in all respects Sections 8, 9, 10 and 11 of these Terms and Conditions.
13.Tax Withholding: The Grantee is solely responsible for the satisfaction of all taxes and penalties that may arise in connection with the PSUs. The Grantee may satisfy any tax withholding obligations arising upon settlement of the PSUs by (a) paying the cash necessary to satisfy the tax withholding by authorizing the Company to either deduct such amount from the Grantee’s brokerage account or withhold such amount through payroll, (b) authorizing the Company to withhold shares of Common Stock otherwise issuable as part of the PSUs, (c) tendering shares of Common Stock previously acquired to the Company, or (d) authorizing the Company to sell a portion of shares of Common Stock otherwise issuable in respect of the PSUs in an amount necessary to generate sufficient cash to satisfy the tax withholding obligation. A grantee may satisfy any tax withholding obligations arising upon the lapse of any risk of forfeiture (including FICA due upon such lapse) as provided in clause (a) above or withholding of the number of shares of Common Stock subject to the PSUs required to satisfy such tax withholding obligation. If the Company receives no instruction from the Grantee, the tax withholding obligation shall be satisfied by withholding shares of Common Stock otherwise issuable in respect of the Grantee’s PSUs. The Company may withhold shares up to the maximum applicable withholding tax rate for federal (including FICA) state, local and foreign tax liabilities. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
14.No Right to Continued Employment. The Grantee understands and agrees that these Terms and Conditions do not impact the right of the Company or any of its affiliates employing the Grantee to terminate or change the terms of the Grantee’s employment at any time for any reason, with or without cause. The Grantee understands and agrees that the Grantee’s employment with the Company or any of its affiliates is on an “at-will” basis.

Exhibit 10.1

15.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of these Terms and Conditions.
16.Severability. In the event that any provision in these Terms and Conditions shall be held invalid or unenforceable for any reason, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of these Terms and Conditions.

Exhibit 10.1

Ingevity Corporation
Restricted Stock Unit Awards
(Performance-Based)
Exhibit A

[*****]

Exhibit 10.1

Ingevity Corporation
Restricted Stock Unit Awards
(Performance-Based)
Exhibit B
Restrictive Covenants

By accepting the PSUs, the Grantee agrees to comply with the following terms:
Confidential Information
(a)For purposes of these Terms and Conditions, the term “Confidential Information” shall mean information that the Company or any of its affiliates owns or possesses, that the Company or its affiliates have developed at significant expense and effort, that they use or that is potentially useful in the business of the Company or its affiliates, that the Company or its affiliates treat as proprietary, private or confidential, and that is not generally known to the public. Confidential information includes, but is not limited to, information that qualifies as a trade secret under applicable law. The Grantee acknowledges that the Grantee’s relationship with the Company is one of confidence and trust such that the Grantee has in the past been, and may in the future be, privy to Confidential Information of the Company or its affiliates.
(b)The Grantee hereby covenants and agrees at all times during employment with the Company and its affiliates and thereafter to hold in strictest confidence, and not to use, any Confidential Information, except for the benefit of the Company, and not to disclose any Confidential Information to any person or entity without written authorization of the Company, except as otherwise required by law.
Non-Solicitation
(a)The Grantee covenants and agrees that during the Grantee’s employment with the Company and its affiliates, and during the 12 month period following the Grantee’s termination of employment for any reason (the “Restricted Period”), the Grantee shall not, directly or indirectly, (i) solicit, hire or attempt to hire any employee of the Company or any of its affiliates as an employee, consultant or independent contractor of the Grantee or any other person or business entity for the purpose of providing services or products competitive with those offered by the Company or any of its affiliates, or (ii) solicit any employee, consultant or independent contractor of the Company or any of its affiliates to change or terminate his or her relationship with the Company or any of its affiliates for the purpose of providing services or products competitive with those offered by the Company or any of its affiliates, unless in each case, more than six months shall have elapsed between the last day of such person’s employment or service with the Company or any of its affiliates and the first date of such solicitation or hiring.
(b)The Grantee covenants and agrees that during the Grantee’s employment with the Company and its affiliates and during the Restricted Period, the Grantee shall not, either directly or indirectly:
(i)solicit or do business with, or attempt to solicit or do business with, any customer with whom the Grantee had material contact, or about whom the Grantee received Confidential Information within 12 months prior to the Grantee’s date of termination for the purpose of providing such customer with services or products competitive with those offered by the Company or any of its affiliates during the Grantee’s employment with the Company or its affiliates, or
(ii)encourage any customer with whom the Grantee had material contact, or about whom the Grantee received Confidential Information within 12 months prior to the Grantee’s date of termination to reduce the level or amount of business such customer conducts with the Company or any of its affiliates.
Non-Competition
(a)The Grantee covenants and agrees that during the Grantee’s employment with the Company and its affiliates and during the Restricted Period, the Grantee will not, without the Company’s express written consent, in any geographic area in which the Grantee had responsibility within the last two years prior to the Grantee’s termination of employment where the Company or its affiliates do business, directly or indirectly in the same or similar capacity to the services the Grantee performed for the Company;
(i)own, maintain, finance, operate, invest or engage in any business that competes with the businesses of the Company and its affiliates in which the Grantee was materially involved during the two years prior to the Grantee’s termination; or

Exhibit 10.1

Ingevity Corporation
Restricted Stock Unit Awards
(Performance-Based)
(ii)provide services, as an employee, consultant, independent contractor, agent or otherwise, to any business that competes with the Company and its affiliates in businesses in which the Grantee was materially involved during the two years prior to the Grantee’s termination.
(b)Notwithstanding the foregoing, the Grantee may invest in or have an interest in entities traded on any public market, provided that such interest does not exceed five percent of the voting control of such entity.
Other Acknowledgements and Agreements
(a)The Grantee acknowledges and agrees that in the event the Grantee breaches any of the covenants or agreements contained in this Exhibit B:
(i)The Grantee shall forfeit the outstanding PSUs (including PSUs that have vested but not yet been settled), and the outstanding PSUs shall immediately terminate, and
(ii)The Company may in its discretion require the Grantee to return to the Company any cash or Shares received upon distribution of the PSUs. The Committee shall exercise the right of recoupment provided in this section (b) within one year after the Company’s discovery of the Grantee’s breach of the covenants or agreements contained in this Exhibit B. In addition, in the event of a breach or threatened breach of the restrictions in this Exhibit B, the Company shall be entitled to preliminary and permanent injunctive relief, in addition to any other remedies available to it, to prevent such breach or threatened breach.
(b)If any portion of the covenants or agreements contained in this Exhibit B, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenants or agreements or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions to the fullest extent possible. If any covenant or agreement in this Exhibit B is held to be unenforceable because of the duration thereof or the scope thereof, then the court making such determination shall have the power to reduce the duration and limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form. The covenants and agreements contained in this Exhibit B shall survive the termination of the PSUs.